                                  SCHEDULE 14A
                                 (Rule 14a-101)

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                            ASIAINFO HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

[LOGO]
AsiaINFO(R)

                            ASIAINFO HOLDINGS, INC.

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 18, 2003

                               -----------------

                                                                 March 21, 2003

TO THE STOCKHOLDERS OF ASIAINFO HOLDINGS, INC.:

You are cordially invited to attend the Annual Meeting of stockholders (the "Annual Meeting") of AsiaInfo Holdings, Inc., a Delaware corporation ("AsiaInfo"), to be held on Friday, April 18, 2003 at 2:00 p.m., local time, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, PRC, for the following purposes:

1. To elect three directors to serve for three-year terms to expire at the 2006 Annual Meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the selection of Deloitte Touche Tohmatsu as the independent auditors of AsiaInfo for the fiscal year ending December 31, 2003;

3. To consider and vote upon a proposal to approve and ratify the AsiaInfo Holdings, Inc. 2002 Stock Option Plan; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

This notice of meeting, proxy statement, proxy card and copy of the Annual Report on AsiaInfo's operations during the year ended December 31, 2002 are being distributed on or about March 21, 2003. The foregoing items of business are more fully described in the proxy statement.

Stockholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of these stockholders will be available for inspection during ordinary business hours at our principal executive offices, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, PRC, from April 8, 2003 to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote your shares by telephone, the Internet, or by signing and returning the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the Annual Meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ James Ding
                                          --------------------------------------
                                              James Ding
March 21, 2003                                President and Chief Executive
                                                Officer
Beijing, PRC

                            ASIAINFO HOLDINGS, INC.
                   4/th/ Floor, Zhongdian Information Tower
                          6 Zhongguancun South Street
                               Haidian District
                              Beijing 100086, PRC

                               -----------------

                                PROXY STATEMENT

                      2003 ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about Friday, March 21, 2003, in connection with the solicitation of proxies by the Board of Directors (the "Board") of AsiaInfo Holdings, Inc., a Delaware corporation ("AsiaInfo," the "Company," "we" or "our"), for use at the Annual Meeting of stockholders (the "Annual Meeting") to be held on Friday, April 18, 2003, at 2:00 p.m., local time, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, PRC, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. AsiaInfo's principal executive offices are located at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, PRC. AsiaInfo's telephone number at that location is +8610 6250 1658.

                INFORMATION CONCERNING SOLICITATION AND VOTING

                        Record Date and Share Ownership

Stockholders of record at the close of business on February 28, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 44,243,527 shares of AsiaInfo's common stock ("Common Stock") were issued and outstanding and held of record by approximately 164 registered stockholders.

                Voting, Solicitation and Revocability of Proxy

Registered stockholders can vote by mail, telephone or the Internet. Telephone voting can be accessed by calling the toll-free number (in the United States only) 1-866-593-3363. Internet voting can be accessed by logging on to the following Internet address: (https://www.proxyvotenow.com/asi). Telephone and Internet voting information is provided on the proxy card. A control number located on the proxy card is designed to verify each stockholder's identity and allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded. If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your bank or broker. The availability of telephone or Internet voting will depend on your bank or broker's voting process.

If you do not choose to vote by telephone or the Internet, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in favor of proposals 1, 2 and 3. If you vote by telephone or the Internet, it is not necessary to return your proxy card.

You may revoke your proxy at any time before it is voted at the Annual Meeting by casting a different vote by telephone or the Internet, by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to Adams Lin, Corporate Secretary and Legal Counsel of AsiaInfo, at the Company's principal executive offices.

Your vote is important. Accordingly, regardless of whether you plan to attend the Annual Meeting, you are urged to vote by telephone, by the Internet, or by signing and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.

In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment. As of the date of this Proxy Statement, AsiaInfo is not aware of any other matter that might be presented at the Annual Meeting.

Each share of Common Stock outstanding on the Record Date is entitled to one vote. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date, present in person or represented by proxy. Stockholders may withhold authority to vote for one or more of the nominees for director and may abstain on one or more of the other matters that may come before the Annual Meeting. The inspector of election appointed for the Annual Meeting will determine the existence of a quorum and will tabulate the votes cast at the Annual Meeting. Broker non-votes will not be counted in determining the number of votes cast with respect to a proposal. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted by AsiaInfo as present at the Annual Meeting. Abstentions will also be counted by AsiaInfo in determining the total number of votes cast with respect to a proposal (other than the election of directors). If, however, such quorum shall not be present or represented, the stockholders present in person or represented by proxy shall have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting until a quorum shall be present or represented. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter, under applicable Delaware law those shares will be counted as present for purposes of determining the presence of a quorum, but will not be counted as votes cast on the matter and will have no effect on the outcome of the vote on such matter.

The cost of soliciting proxies will be borne by AsiaInfo. Proxies may be solicited by certain of AsiaInfo's directors, officers and employees, without additional compensation, in person or by telephone, email or facsimile. In addition, AsiaInfo has retained Morrow & Co., Inc. to assist in such solicitation. The fee to be paid to such firm is not expected to exceed $6,000 plus reasonable out-of-pocket costs and expenses. In addition, AsiaInfo may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                               TABLE OF CONTENTS

Matters to be Considered at The Annual Meeting........................................   4
Proposal No. 1: Election Of Directors.................................................   4
  General.............................................................................   4
  Nominees for Class I Directors......................................................   4
  Board Meetings and Committees.......................................................   5
  Director Compensation...............................................................   6
  Vote Required.......................................................................   6
  Recommendation of the Board.........................................................   6
Proposal No. 2: Ratification of Appointment of Independent Auditors...................   7
  General.............................................................................   7
  Audit Fees..........................................................................   7
  Financial Information Systems Design and Implementation Fees........................   7
  All Other Fees......................................................................   7
  Recommendation of the Board.........................................................   7
Proposal No. 3: Proposal to Approve the AsiaInfo Holdings, Inc. 2002 Stock Option Plan   8
  Purpose.............................................................................   8
  Administration......................................................................   8
  Securities Subject to the 2002 Stock Option Plan....................................   8
  Eligibility.........................................................................   8
  General Option Terms................................................................   9
  Special Provisions for PRC Nationals................................................   9
  Special Limitations for Incentive Stock Options.....................................   9
  Special Rules upon a Change in Control..............................................  10
  Stockholder Rights..................................................................  10
  Amendment and Termination...........................................................  10
  U.S. Federal Tax Consequences.......................................................  10
  Equity Compensation Plan Information................................................  12
  Recommendation of the Board.........................................................  12
Management............................................................................  13
  Executive Officers..................................................................  13
Executive Compensation................................................................  15
  Summary Compensation Table..........................................................  15
  Option Grants in Last Fiscal Year...................................................  16
  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values...  16
  Employment Agreements...............................................................  17
  Pension Plans.......................................................................  17
Compensation Committee Report.........................................................  18
  Compensation Philosophy and Review..................................................  18
  Policy Regarding Section 162(m) of the Internal Revenue Code........................  18
  Base Salaries.......................................................................  18
  Long-Term Equity Incentives.........................................................  19
  Other Compensation..................................................................  19
  Chief Executive Officer Compensation................................................  19
Compensation Committee Interlocks and Insider Participation...........................  20
Audit Committee Report................................................................  20
Certain Relationships and Related Transactions........................................  21
  Transactions with China Netcom Group and China Netcom...............................  21
Stock Price Performance...............................................................  23
Security Ownership of Certain Beneficial Owners and Management........................  24
Section 16(a) Beneficial Ownership Reporting Compliance...............................  26
Deadline for Receipt of Stockholder Proposals for 2004................................  26
Other Matters.........................................................................  26
AsiaInfo Holdings, Inc. 2002 Stock Option Plan........................................ A-1
Audit Committee Charter............................................................... B-1

                          MATTERS TO BE CONSIDERED AT
                              THE ANNUAL MEETING

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

                                    General

The By-laws of AsiaInfo provide that the authorized number of directors shall consist of no less than three nor more than nine directors. There are presently eight directors of AsiaInfo, divided into three classes: Class I, Class II and Class III. Each class has a three year term. Messrs. James Ding, Alan Bickell and Steve Chang are Class I directors, whose term will expire at the Annual Meeting; Messrs. Louis Lau and Tao Long are Class II directors, whose term will expire at the 2004 annual meeting; and Messrs. Edward Tian, Chang Sun and Michael Zhao are Class III directors whose term will expire at the 2005 annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, all of whom are presently AsiaInfo directors. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. If stockholders properly nominate persons other than AsiaInfo's nominees for election as directors, the proxy holders will vote all proxies received by them to assure the election of as many of AsiaInfo's nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the third annual meeting following his or her election or until his or her earlier resignation or removal. The directors elected this year should continue in office until the 2006 annual meeting. There is no family relationship between any director and any other director or executive officer of AsiaInfo.

                        Nominees for Class I Directors

Certain information regarding the nominees is set forth below:

                                                                       Director
 Name of Nominee Age               Principal Occupation                 Since
 --------------- ---               --------------------                --------
 James Ding..... 37  President and Chief Executive Officer of AsiaInfo   1993
 Alan D. Bickell 66  Senior Vice President (Retired), Hewlett-Packard    1999
                     Company
 Steve Chang.... 48  President and CEO of Trend Micro, Inc.              2001

James Ding has served as our Chief Executive Officer since May 1999 and has served as a member of the board of directors of AsiaInfo since our inception. He was also our Senior Vice President for Business Development and Chief Technology Officer from 1997 to 1999. Prior to that, Mr. Ding was our Senior Vice President and Chief Technology Officer from 1993 to 1997. Mr. Ding received a Master of Science degree in information science from the University of California at Los Angeles in 1990.

Mr. Ding will step down as President and Chief Executive Officer on April 1, 2003, and will become Chairman of the Board. Mr. Xingsheng Zhang, previously Chief Marketing Officer of Ericsson (China) Co., Ltd., will succeed Mr. Ding as the Company's President and Chief Executive Officer, effective April 1, 2003. We are grateful to Mr. Ding for his invaluable service to the Company as our President and Chief Executive Officer and appreciate his willingness to continue to serve the Company as Chairman of the Board.

Alan D. Bickell has served as a member of the board of directors of AsiaInfo since March 1999. Mr. Bickell retired in November 1996 as corporate senior vice president of Hewlett-Packard Company and managing director of Geographic Operations, a position he had held since 1992. Mr. Bickell originally joined Hewlett-Packard in 1964. He is a member of the board of directors of Power Integrations, Inc. Mr. Bickell is a member of the board of directors of the Peking University Foundation (USA) and, in 1998, became an advisory Professor at Beijing University. He holds a degree in marketing and finance from Menlo College and an M.B.A. from Santa Clara University.

Steve Chang has served as a member of the board of directors of AsiaInfo since October 2001. Mr. Chang is the President and CEO of Trend Micro, Inc., a network antivirus and Internet content security software and services company. He holds a B.S. in Applied Mathematics from Fu-Zen Catholic University in Taiwan and an M.S. in Computer Science from Lehigh University.

For information on our Class II and Class III directors, please see the Management Section beginning on page 13 of this Proxy Statement.

                         Board Meetings and Committees

The Board held four regular meetings and two special meetings during the fiscal year ended December 31, 2002, and acted five times by unanimous written consent. The Board has an audit committee, a compensation committee, a finance committee and a nominating committee.

     Audit Committee       Compensation Committee   Finance Committee     Nominating Committee
     ---------------       ----------------------   -----------------     --------------------
    Alan D. Bickell             Alan D. Bickell         Chang Sun             Chang Sun
    Louis Lau                   Chang Sun               Alan D. Bickell       Edward Tian
    Tao Long                                                                  James Ding

The Audit Committee. The audit committee of the Board (the "Audit Committee") currently consists of Messrs. Bickell (Chair), Lau and Long, all independent directors. Messrs. Bickell and Long are each an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "SEC"). The Audit Committee held seven meetings during the last fiscal year. The Audit Committee makes recommendations to the Board regarding the selection of independent accountants, reviews the results and scope of audit and other services provided by our independent accountants and reviews and evaluates our audit and control functions.

The Compensation Committee. The compensation committee of the Board (the "Compensation Committee") currently consists of Messrs. Bickell (Chair) and Sun. The Compensation Committee held five meetings during the last fiscal year. The Compensation Committee administers AsiaInfo's stock option plans and makes decisions concerning salaries and incentive compensation for AsiaInfo's employees.

The Finance Committee. The finance committee of the Board (the "Finance Committee") consists of Messrs. Sun (Chair) and Bickell. The Finance Committee held one meeting during the last fiscal year. The Finance Committee makes recommendations to the Board with respect to AsiaInfo's capital position, financing requirements and strategic acquisitions and other corporate transactions.

The Nominating Committee. The nominating committee of the Board (the "Nominating Committee") was established in the third quarter of 2002 and consists of Messrs. Sun (Chair), Tian and Ding. The Nominating Committee acted for the first time by unanimous written consent in March 2003. The Nominating Committee makes recommendations to the Board regarding the nomination of candidates to stand for election or re-election as members of the Board. The Nominating Committee will consider candidates for Board membership proposed by stockholders. Any such proposals should be made in writing to AsiaInfo Holdings, Inc., 4/th/ Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, PRC, Attention: Legal Department.

During the year 2002, each director attended 75% or more of the meetings of the Board and of the committees of the Board on which the director served during the period for which he was a director or committee member, respectively, except for Steve Chang who attended two of six Board meetings and Edward Tian who attended four of six Board meetings.

Executive sessions, or meetings of outside directors without the Chief Executive Officer or other members of management present, are generally held on a quarterly basis in conjunction with regular meetings of the Board. Additional executive sessions or meetings of outside directors may be held from time to time as required.

                             Director Compensation

In 2002, each non-executive director was entitled to receive an annual retainer of $10,000, a meeting fee of $1,000 for each Board meeting attended, and $1,000 as expense reimbursement for each Board meeting attended (unless such director filed a reimbursement report for actual expenses incurred).

AsiaInfo also grants stock options to its non-executive directors, beginning with initial grants of 20,000 options to each non-executive director, vesting over four years on an annual schedule of 25%, 25%, 25% and 25%. During the last two years of the vesting schedule, the options vest quarterly. Each year, we grant new options to our non-executive directors as their options vest, so that the unvested portion of each non-executive director's options is maintained at 20,000.

                                 Vote Required

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                          Recommendation of the Board

The Board recommends that the stockholders vote "FOR" the election of each of the nominees listed above.

                                PROPOSAL NO. 2:
                        RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT AUDITORS

                                    General

The Board has selected the firm of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors to audit the financial statements of AsiaInfo for the fiscal year ending December 31, 2003, and recommends that stockholders vote for ratification of this appointment. Deloitte Touche Tohmatsu has audited AsiaInfo's financial statements since the Company's inception in 1993. Representatives of Deloitte Touche Tohmatsu are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors is not required by AsiaInfo's By-Laws or otherwise. However, the Board is submitting the selection of Deloitte Touche Tohmatsu to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of AsiaInfo and its stockholders.

                                  Audit Fees

The aggregate fees billed by Deloitte Touche Tohmatsu for professional services rendered for the audit of the Company's financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $373,000.

         Financial Information Systems Design and Implementation Fees

Deloitte Touche Tohmatsu billed no fees for services rendered to the Company for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

                                All Other Fees

The aggregate fees for all other services rendered by Deloitte Touche Tohmatsu were approximately $1,143,000. This amount includes $759,000 for tax planning and compliance services and $384,000 for merger and acquisition consultations.

                          Recommendation of the Board

The Board recommends that the stockholders vote "FOR" the ratification of the appointment of Deloitte Touche Tohmatsu as AsiaInfo's independent auditors for the fiscal year ending December 31, 2003.

                                PROPOSAL NO. 3:
                PROPOSAL TO APPROVE THE ASIAINFO HOLDINGS, INC.
                            2002 STOCK OPTION PLAN

At the Annual Meeting, the stockholders will be requested to approve and ratify the adoption of the AsiaInfo Holdings, Inc. 2002 Stock Option Plan (the "2002 Stock Option Plan" or the "Plan"). The Plan was approved by the Board on December 20, 2002, subject to approval and ratification by AsiaInfo's stockholders at the Annual Meeting. The terms and provisions of the Plan are summarized below. This summary, however, does not purport to be a complete description of the Plan and this description is qualified in its entirety by the terms of the Plan. A copy of the Plan is included as Annex A to this Proxy Statement.

                                    Purpose

The purpose of the Plan is to attract and retain, and to provide appropriate incentives to key employees, directors and consultants of AsiaInfo and its subsidiaries by authorizing the grant of non-qualified stock options and, as applicable, incentive stock options to such individuals.

                                Administration

The Plan will be administered by the Compensation Committee. The Plan requires that the Compensation Committee consist of at least two individuals. Each member of the Compensation Committee shall be a "nonemployee director," as such term is defined in Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the terms of the Plan and subject to the limitations thereunder, the Compensation Committee is authorized (i) to select participants in the Plan, (ii) to determine whether and to what extent awards are to be made, (iii) to determine the number of shares of Common Stock to be covered by each award, (iv) to determine the terms and conditions of any award,
(v) to determine the time or times when and the manner and condition in which each option shall be exercisable, and (vi) to determine the duration of the exercise period.

The Compensation Committee also has authority to, among other things, (i) make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate, (ii) interpret the terms and provisions of the Plan and any award issued thereunder, (iii) determine the extent, if any, to which options or shares of Common Stock issued thereunder will be forfeited and (iv) otherwise supervise the administration of the Plan, including taking any other actions and making any other determinations or decisions that it deems necessary or appropriate. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Compensation Committee shall be final and binding upon all persons.

               Securities Subject to the 2002 Stock Option Plan

The shares of Common Stock issued under the Plan may consist of authorized but unissued shares or treasury shares. Subject to adjustment authorized under the Plan, (i) the maximum aggregate number of shares which may be made the subject of options granted under the Plan may not exceed 4,500,000, and (ii) in no event shall any participant receive options covering more than (a) 3,000,000 shares of Common Stock or (b) 1,000,000 shares of Common Stock in any calendar year.

                                  Eligibility


Any employee, director or key consultant of AsiaInfo or of a subsidiary thereof may be eligible to receive an option grant. In determining the eligibility of participants under the Plan to receive an option grant, as well as in determining the number of shares of Common Stock to be optioned, the Compensation Committee may consider his or her position and responsibilities, the nature and value of the individual's services and accomplishments to AsiaInfo, his or her present and potential contribution to our success, whether directly or through our subsidiaries, and such other factors as the Compensation Committee may deem relevant.

                             General Option Terms

Options granted under the Plan may be either (i) incentive stock options ("Incentive Stock Options") within the meaning of Section 422(b) of the Code or
(ii) non-qualified stock options. The Compensation Committee shall determine what type of options may be granted to an optionee; provided that Incentive Stock Options may only be granted to employees. Any Incentive Stock Options granted under the Plan will have an exercise price not less than 100% of the fair market value (as defined in the Plan) of a share of Common Stock at the date of grant. Unless otherwise provided by the particular option grant, the exercise price may be paid, in whole or in part, (i) by certified or cashier's check; (ii) with the proceeds of a Company loan program or third-party sale program or a notice given as consideration under such a program, in each case if permitted by the Compensation Committee; (iii) with previously owned shares of Common Stock, if approved by the Compensation Committee; or (iv) with shares of Common Stock withheld by us which the participant would otherwise have received, if approved by the Compensation Committee. As an alternative to payment in full by the participant of the exercise price, the Compensation Committee, in its discretion, may allow a participant, upon exercise of its option, to receive from AsiaInfo shares of Common Stock and/or cash in an amount equal to the excess of the fair market value of the Common Stock with respect to which the option is being exercised over the aggregate option exercise price.

The participants will be able to exercise options from time to time as specified in the particular option award agreement. The Compensation Committee shall determine the expiration date of the options, which date will be no later than the tenth anniversary from the date of grant or, in the case of certain Incentive Stock Options, as described below, no more than five years from the date of grant. Except in certain circumstances, an option must be exercised during the period the participant is employed by AsiaInfo. Upon and after the death of a participant, the participant's options, to the extent otherwise exercisable, may be exercised by the participant's legal representative.

                     Special Provisions for PRC Nationals

The Plan contains special provisions to facilitate the exercise of options by employees of AsiaInfo who are nationals of the People's Republic of China (each a "PRC Optionee"). Under those provisions, PRC Optionees who are unable to remit currency outside of the People's Republic of China for purposes of purchasing Common Stock may exercise their options without having to pay in advance the purchase price for the shares. AsiaInfo will not deliver to any PRC Optionee certificate(s) for the shares of Common Stock which would have otherwise been issuable upon such exercise. Instead, the Company or a third party will sell the number of shares of Common Stock subject to such exercise and remit to the PRC Optionee the transaction proceeds, less the aggregate exercise price, any applicable withholding taxes and other transaction costs.

                Special Limitations for Incentive Stock Options

As required by law, the Plan imposes certain limitations upon the exercise of Incentive Stock Options, including the following limitations:

(i) The aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options under the Plan or any other plan are exercisable for the first time by any participant during any calendar year shall not exceed $100,000.

(ii) If an Incentive Stock Option is to be granted to an employee who immediately before such grant owned 10% or more of the total combined voting power of all classes of AsiaInfo's stock, the exercise price per share of

Common Stock shall be not less than 110% of the fair market value of a share of Common Stock at the time of the grant, and the Incentive Stock Option shall expire not more than five years from the date of grant.

                    Special Rules upon a Change in Control

The Compensation Committee as constituted immediately before a Change in Control (as defined in the Plan) may make such adjustments to any or all outstanding options under the Plan as it, in its discretion, determines are necessary or appropriate in light of a Change in Control (including, without limitation, the substitution of stock other than Common Stock as the stock optioned under the Plan, the assumption of options by a third party, the acceleration of the exercisability and subsequent termination of the options and the extension of the exercise period of the options).

                              Stockholder Rights

No participant (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title, or interest in or to any shares of Common Stock allocated or reserved for the Plan or subject to any option except as to such shares of Common Stock, if any, as shall have been previously sold, issued or transferred to him.

No option shall be transferable other than (i) by will or the laws of descent and distribution of the state wherein the participant is domiciled at the time of his or her death or (ii) pursuant to the special provisions applicable to PRC Optionees; provided, however, that the Compensation Committee may permit other transfers if it concludes that such transferability (a) does not result in accelerated income taxation, (b) does not cause an option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, and (c) is otherwise appropriate and desirable.

                           Amendment and Termination

The Plan will terminate on the 10-year anniversary of the approval of the Plan by the Board. Under the Plan, options to purchase Common Stock granted and outstanding as of the date the Plan terminates are not affected or impaired by such termination.

The Board may amend, alter, or discontinue the Plan in such respects as the Board may deem advisable, but no such amendment, alteration, or discontinuation may be made without stockholder approval to the extent such approval is required by law. No such amendment, alteration, or discontinuation may impair the rights of participants under outstanding awards without the consent of the participant affected thereby or make any change that would disqualify the Plan from the exemption provided by Rule 16b-3 under the Exchange Act.

                         U.S. Federal Tax Consequences

Incentive Stock Options

In general, neither the grant nor the exercise of an Incentive Stock Option will result in taxable income to a participant or a deduction for us. To receive special tax treatment as an Incentive Stock Option as to shares acquired upon exercise of an Incentive Stock Option, a participant must neither dispose of such shares within two years after the Incentive Stock Option is granted nor within one year after the transfer of the shares to the participant pursuant to exercise of such option. In addition, the participant must be an employee of AsiaInfo or a qualified AsiaInfo subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the participant.) Special tax treatment as an Incentive Stock Option under the Code generally allows the sale of Common Stock received upon the exercise of an Incentive Stock Option to result in any gain being treated as a capital gain to the participant, but we will not be entitled to a tax deduction. However, the exercise of an Incentive Stock Option (if the holding period rules described in this paragraph are satisfied) will give rise to income includable by the participant in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of the exercise of the Option over the exercise price.

If the holding period rules noted above are not satisfied (i.e., if there is a "disqualifying disposition"), gain recognized on the disposition of the shares acquired upon the exercise of an Incentive Stock Option will be characterized as ordinary income. Such gain will be equal to the difference between the exercise price and the fair market value of the Common Stock at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) AsiaInfo will generally be entitled to a deduction equal to the amount of such gain included by a participant as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, in the event that exercise of an Incentive Stock Option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Non-qualified Stock Options

In general, no income will be recognized by a participant at the time a non-qualified stock option is granted. Generally, ordinary income will, however, be recognized by a participant at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying Common Stock on the exercise date over the exercise price. AsiaInfo will generally be entitled to a deduction for Federal income tax purposes in the same amount as the amount included in ordinary income by the participant with respect to his or her non-qualified stock option.

Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

                     Equity Compensation Plan Information

The following table provides information as of December 31, 2002 with respect to the Common Stock that may be issued under our existing equity compensation plans.

                                                                               Number of securities
                                                                                remaining available
                                    Number of securities                        for future issuance
                                     to be issued upon     Weighted average        under equity
                                        exercise of        exercise price of    compensation plans
                                    outstanding options, outstanding, options, (excluding securities
                                    warrants and rights   warrants and rights   reflected in column
           Plan category                    (a)                   (b)                (a)) (c)
           -------------            -------------------- --------------------- ---------------------
Equity compensation plans approved
  by security holders/(1)/.........      9,885,565               $8.14                  65,988
Equity compensation plans not
  approved by security holders/(2)/             --                  --               4,500,000
Total..............................      9,885,565               $8.14               4,565,988

--------
(1) The following equity compensation plans approved by security holders were in effect as of December 31, 2002: the AsiaInfo Holdings, Inc. 1995 Incentive Stock Option Plan; the AsiaInfo Holdings, Inc. 1996 Incentive Stock Option Plan; the AsiaInfo Holdings, Inc. 1997 Incentive Stock Option Plan; the AsiaInfo Holdings, Inc. 1998 Incentive Stock Option Plan; the AsiaInfo Holdings, Inc. 1999 Incentive Stock Option Plan; and the AsiaInfo Holdings, Inc. 2000 Stock Option Plan.
(2) The 2002 Stock Option Plan is AsiaInfo's only equity compensation plan that has not been approved by security holders. The 2002 Stock Option Plan is being submitted for stockholder approval and ratification at the Annual Meeting. As of December 31, 2002, no options had been granted under the 2002 Stock Option Plan.

                          Recommendation of the Board

The Board recommends that the stockholders vote "FOR" the approval of the 2002 Stock Option Plan.

                                  MANAGEMENT

                              Executive Officers

The following table sets forth certain information with respect to our current directors and executive officers:


  Board of Directors Age Position
  ------------------ --- --------
   Louis Lau........ 67  Chairman of the Board and Board Member
   James Ding....... 37  President, Chief Executive Officer and Board Member
   Michael Zhao..... 37  Senior Vice President, General Manager for
                         Communications Solutions and Board Member
   Alan D. Bickell.. 66  Board Member
   Steve Chang...... 48  Board Member
   Tao Long......... 50  Board Member
   Chang Sun........ 46  Board Member
   Edward S. Tian... 39  Board Member

  Executive Officers Age Position
  ------------------ --- --------
   James Ding....... 37  President and Chief Executive Officer/1/
   Ying Han......... 48  Executive Vice President and Chief Financial Officer
   Michael Zhao..... 37  Senior Vice President and General Manager for
                         Communications Solutions
   Steve Zhang...... 39  Senior Vice President and General Manager for
                         Operation Support System Solutions
   Fan Bao.......... 32  Chief Strategy Officer and Senior Vice President for
                         Business Development

--------
1 Mr. Ding will step down as President and Chief Executive Officer on April 1, 2003. Mr. Xingsheng Zhang, previously Chief Marketing Officer of Ericsson (China) Co., Ltd., will succeed Mr. Ding as the Company's President and Chief Executive Officer, effective April 1, 2003.

For a biographical summary of James Ding, Alan D. Bickell and Steve Chang, please see the section headed "Election of Directors" beginning on page 4 of this Proxy Statement.

Louis Lau has served as our Chairman of the Board since our inception. Mr. Lau has been President of Louis Lau Investments, a commercial real estate firm, since 1987. He has held a variety of positions in the commercial real estate and management business in Texas since 1973. Mr. Lau served as a special U.S. Department of Commerce invitee and advisor to the 1998 U.S. Computer Industry Trade Mission to China and as a special U.S. Department of Commerce advisor at China Computerworld Expo 1998 in Beijing. He is presently a member of the Trade Services Committee of the Greater Dallas Chamber of Commerce. Mr. Lau received a Master of Science degree in biology from Texas Southern University in 1968 and a Bachelor of Science degree in chemistry from Mississippi College in 1965.

Mr. Lau will step down as Chairman of the Board on April 1, 2003. We are grateful to Mr. Lau for his invaluable service to the Company as our Chairman of the Board and appreciate his willingness to continue to serve as a director.

Michael Zhao has served as a member of the board of directors of AsiaInfo since 1999 and has been our Senior Vice President and General Manager for Communications Solutions (previously, Network Infrastructure Solutions) since January 2001. He served as Senior Vice President and Chief Strategy Officer between January 1997 and January 2001. He was our General Manager from October 1996 to December 1997 and our Deputy

Chief Engineer from February 1996 to January 1997. Mr. Zhao holds a Ph.D. in engineering from the State University of New York at Buffalo, which he received in 1994 and an M.B.A. from Rutgers, the State University of New Jersey, which he received in 2000.

Tao Long has served as a member of the board of directors of AsiaInfo since January 2003. He founded and has served as Chairman of Beijing Investment Consultants, Inc. since 1991. Mr. Long worked for KPMG LLP as an auditor in the field of auditing and financial analysis from 1987 to 1989. Mr. Long has been an Associate Professor and Director of the Western Accounting Division of Central University of Finance & Economics since 1992. Mr. Long received a Master of Science degree in accounting from the Institute of Public Finance Science Research of the Ministry of Finance in 1985 and a Bachelor of Science degree in planning and statistics from Inner Mongolia University in 1982.

Chang Sun has served as a member of the board of directors of AsiaInfo since December 1997. Mr. Sun has been a Managing Director of Warburg Pincus, a major shareholder and affiliate of AsiaInfo, since 1995. Warburg Pincus is in the business of managing private equity and venture capital funds. Prior to that position, he was an Executive Director of Goldman Sachs (Asia) LLC. Mr. Sun holds a B.A. from the Beijing Foreign Language University, a Master of Arts degree from the Joseph Lauder Institute of International Management at the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania.

Edward S. Tian has served as a member of the board of directors of AsiaInfo since our inception. Dr. Tian is the President and CEO of China Netcom Corporation ("China Netcom"), a position he has held since June 1999. Since April 2002, Dr. Tian has also served as a Vice President of China Netcom's parent company, China Netcom Communication Group Corporation ("China Netcom Group"). China Netcom is a facilities-based broadband telecommunications operator in China, providing Internet broadband access and integrated telecom services to residential and corporate customers. Prior to joining China Netcom, he and James Ding co-founded AsiaInfo in Dallas, Texas in 1993 and Dr. Tian served as AsiaInfo's President through May 1999. Dr. Tian has a Master of Science degree from the Graduate School of the Chinese Academy of Science in Beijing and a Ph.D. in Environmental Management from Texas Tech University.

Ying Han has been our Executive Vice President and Chief Financial Officer since June 1998. Ms. Han was Chief Controller and Business Development Director from 1996 to June 1998 of Hewlett-Packard (China), their Finance Manager from 1993 to 1996 and their Service Business Administration Manager from 1990 to 1993. Ms. Han received a college degree in Western Accounting from Xiamen University in 1985.

Steve Zhang is our Senior Vice President and General Manager for Operation Support System Solutions. He served as our Vice President for Software from December 1999 to January 2001, responsible for overseeing AsiaInfo's software development efforts and management of AsiaInfo's software division. From 1989 to 1999, Mr. Zhang has held senior project management and technical positions in several successful Silicon Valley companies including Blue Martini Software, Inc., Hyperion Solutions, Inc., Arbor Software, Versant Object Technology, Inc., and Sun Microsystems. From September 1997 to June 1999, he was a development manager and senior development manager at Hyperion Solutions, Inc. and from March 1994 to October 1995, he served as Development Manager at Versant Object Technology, Inc. Mr. Zhang earned his Master of Science degree in computer science from Rice University and a doctorate in information science from the University of Pisa, Italy.

Fan Bao is our Chief Strategy Officer and Senior Vice President for Business Development, responsible for origination, structuring and execution of acquisitions, joint ventures, strategic alliances and partnerships. Mr. Bao has been with AsiaInfo since April 2000. Prior to that time, Mr. Bao was an investment banker for seven years with Morgan Stanley and Credit Suisse First Boston focusing on mergers and acquisitions and corporate finance transactions in the technology and telecom sectors. Mr. Bao studied at Fudan University and holds a Master of Science degree from the Norwegian School of Management.

                            EXECUTIVE COMPENSATION

The following table sets forth the compensation earned for services rendered to AsiaInfo in all capacities for the three fiscal years ended December 31, 2002, by AsiaInfo's Chief Executive Officer and its four next most highly compensated executive officers for the fiscal year ended December 31, 2002 (collectively, the "Named Executive Officers"):

                          Summary Compensation Table

                                                                        Long-Term
                                                                       Compensation
                                       Annual Compensation                Awards
                            ------------------------------------------ ------------
                                                                        Securities
                                                        Other Annual    Underlying       All Other
Name and Principal Position Year Salary ($) Bonus ($) Compensation ($) Options (#)  Compensation ($)/(1)/
--------------------------- ---- ---------- --------- ---------------- ------------ --------------------

 James Ding, President      2002  128,269        --        28,500        200,000            8,244
   and Chief Executive      2001  145,000    40,185        24,399             --           13,473
   Officer................. 2000  145,000    31,598        24,000             --           14,412

 Ying Han, Executive
   Vice President and       2002  131,944        --        20,492        150,000           11,735
   Chief Financial          2001  148,795    40,769        20,129        100,000            7,857
   Officer................. 2000  148,795    40,531        12,853         55,000            4,525

 Michael Zhao, Senior
   Vice President and
   General Manager,         2002  128,269        --        27,750        120,000           16,771
   Communications           2001  145,000    49,661        31,304        230,000           14,702
   Solutions............... 2000  145,000    31,598        24,000             --           14,352

 Steve Zhang, Senior Vice
   President and General
   Manager, Operation       2002  128,269        --        27,750        150,000           14,245
   Support System           2001  141,250    23,175        31,105         80,000           13,027
   Solutions............... 2000  130,000    36,000        24,000        180,000           11,232

 Fan Bao, Chief Strategy
   Officer and Senior
   Vice President for       2002  132,692        --        42,000        120,000            6,745
   Business                 2001  150,000    27,399        44,047         80,000            6,429
   Development............. 2000  150,000    30,000        35,000        250,000            1,470

--------
/(1)/ This compensation consists of contributions by the Company for pension, life insurance and health insurance benefits.

                       Option Grants in Last Fiscal Year

The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2002. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent AsiaInfo's estimate of its future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock.




                        Individual Grants                       Potential Realizable
             ---------------------------------------            Value at Assumed
              Number of                                         Annual Rates of Stock
             Securities   Percent of Total                      Price Appreciation for
             Underlying   Options Granted  Exercise               Option Terms
-              Options    to Employees in    Price   Expiration ----------------------
Name         Granted (#)  Fiscal Year (%)  ($/share)    Date    5% ($)      10% ($)
----         ------------ ---------------- --------- ----------  -------    ---------
James Ding.. 200,000/(1)/       6.0          4.03     8/15/02   506,889    1,284,556
Ying Han.... 150,000/(2)/       4.5          4.03     8/15/02   380,167      963,417
Michael Zhao 120,000/(3)/       3.6          4.03     8/15/02   304,133      770,734
Steve Zhang. 150,000/(2)/       4.5          4.03     8/15/02   380,167      963,417
Fan Bao..... 120,000/(3)/       3.6          4.03     8/15/02   304,133      770,734

--------
(1) 25% of the stock options vest on each of the first and second anniversaries of the grant date, August 15, 2002. Beginning on November 15, 2004, the remaining 100,000 stock options vest on a schedule of 12,500 stock options per quarter. The potential realizable value of the stock options is calculated using the closing market price of AsiaInfo's Common Stock on the grant date, $4.03 per share.
(2) 25% of the stock options vest on each of the first and second anniversaries of the grant date, August 15, 2002. Beginning on November 15, 2004, the remaining 75,000 stock options vest on a schedule of 9,375 stock options per quarter. The potential realizable value of the stock options is calculated using the closing market price of AsiaInfo's Common Stock on the grant date, $4.03 per share.
(3) 25% of the stock options vest on each of the first and second anniversaries of the grant date, August 15, 2002. Beginning on November 15, 2004, the remaining 60,000 stock options vest on a schedule of 7,500 stock options per quarter. The potential realizable value of the stock options is calculated using the closing market price of AsiaInfo's Common Stock on the grant date, $4.03 per share.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

The following table sets forth information concerning option exercises and option holdings for each of the Named Executive Officers during the fiscal year ended December 31, 2002. The numbers in the columns titled "Value Realized" and "Value of Unexercised In-the-Money Options at December 31, 2002" are based on the fair market value of our Common Stock on December 31, 2002, $6.34, less the option exercise price payable for such shares.

                                       Fiscal Year End Option Values
             ---------------------------------------------------------------------------------
                                              Number of Securities
                                             Underlying Unexercised     Value of Unexercised
                Shares                             Options at          In-the-Money Options at
               Acquired                       December 31, 2002 (#)   December 31, 2002 ($)/(2)/
                  on           Value        ------------------------- -------------------------
Name         Exercise (#) Realized ($)/(1)/ Exercisable Unexercisable Exercisable  Unexercisable
----         ------------ ----------------  ----------- ------------- -----------  -------------
James Ding..   300,000       2,887,000        795,000      200,000     2,026,500      462,000
Ying Han....     6,000          62,400        184,500      325,500       181,575      427,875
Michael Zhao        --              --        387,500      292,500       883,200      277,200
Steve Zhang.    24,000         116,880        140,000      342,000            --      346,500
Fan Bao.....        --              --        157,500      292,500            --      277,200

--------
(1) This value is based on the closing market price of AsiaInfo's Common Stock on the date of exercise of shares covered by the options exercised, less the option exercise price.
(2) Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

                             Employment Agreements

We have entered into two-year employment agreements with James Ding, our President and Chief Executive Officer, Ying Han, our Executive Vice President and Chief Financial Officer, Michael Zhao, our Senior Vice President and General Manager for Communications Solutions, Steve Zhang, our Senior Vice President and General Manager for Operation Support System Solutions, and Fan Bao, our Chief Strategy Officer and Senior Vice President for Business Development, which provide for annual base salaries of $145,000, $148,795, $145,000, $145,000 and $150,000, respectively. The agreements terminate on January 1, 2004, January 1, 2004, January 1, 2004, October 18, 2003 and March 9, 2004, respectively.

On October 17, 2000, the Compensation Committee of the Board adopted a resolution on severance policy for departing members of AsiaInfo's senior management. In the event that AsiaInfo terminates an employee at the level of 62 grade (vice president) or above without cause, the employee will receive severance pay equal to one month's base salary for each year he or she has been employed by AsiaInfo, or six month's base salary, whichever is greater. Notwithstanding the foregoing, pursuant to a resolution of the Board in 1998, in the event that the employment of James Ding or Michael Zhao is terminated, they will be entitled to severance pay equal to at least 12 month's base salary and immediate vesting of all options granted prior to the date of the resolution.

Each of James Ding, Michael Zhao, Ying Han and Steve Zhang have entered into a non-compete agreement with AsiaInfo, pursuant to which he or she is prevented from engaging in any commercial activity in competition with AsiaInfo for either six months (in the case of James Ding and Michael Zhao) or two years (in the case of Ying Han and Steve Zhang) after termination of his or her employment. In addition, each of them is required to disclose all of his or her patent and copyright applications to AsiaInfo during and for a period of one year after his or her employment.

                                 Pension Plans

For the benefit of employees who are citizens or lawful permanent residents of the United States, AsiaInfo has adopted a Simplified Employee Pension Plan (the "Pension Plan"). The Pension Plan covers employees who have worked at AsiaInfo for at least six months. The Company makes monthly contributions under the Pension Plan in amounts equal to 5% of each covered employee's monthly salary. The contributions are deductible by the Company and are not taxable to the employees. Withdrawals are taxable as ordinary income, and withdrawals before age 59-l/2 may be subject to tax penalties.

In 2002, the Company contributed approximately $24,309 to all the employees covered by the Pension Plan. With respect to the Named Executive Officers, AsiaInfo contributed approximately $7,250 and $6,021 on behalf of each of Michael Zhao and Steve Zhang, respectively.

                         COMPENSATION COMMITTEE REPORT

The Compensation Committee currently consists of Messrs. Bickell (Chair) and Sun, all of whom are independent directors of AsiaInfo. The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of AsiaInfo and establishes and reviews general policies relating to compensation and benefits of employees of AsiaInfo. The following is the report of the Compensation Committee describing compensation policies and rationale applicable to AsiaInfo's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 2002. The information contained in this report, shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that AsiaInfo specifically incorporates such information by reference in such filing.

                      Compensation Philosophy and Review

Our executive compensation program is generally designed to align the interests of our executives with the interests of our stockholders and to reward our executives for achieving corporate and individual objectives. The executive compensation program is also designed to attract and retain the services of qualified executives in the highly competitive telecommunications software and services marketplaces. Executive compensation currently consists of a base salary, long-term equity incentives, and other compensation and benefit programs generally available to other employees.

         Policy Regarding Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's Chief Executive Officer or any of the four most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit.

It is the Compensation Committee's intention that, so long as it is consistent with its overall compensation objectives and philosophy, executive compensation will be deductible for federal income tax purposes. AsiaInfo's stock option plans have been structured so that any taxable compensation derived pursuant to the exercise of options granted under such plans should not be subject to these deductibility limitations.

The Compensation Committee has considered the potential impact of Section 162(m) of the Code on the compensation paid to AsiaInfo's executive officers.

                                 Base Salaries

Base salary levels for the President and Chief Executive Officer and other executive officers are intended to compensate executives competitively within the high-technology marketplace. Base salaries are determined on an individual basis by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. The Compensation Committee also takes into account AsiaInfo's financial performance during the previous fiscal year, including revenue growth, net income growth, operational cash flow and Common Stock performance. Base salaries for executives are reviewed annually by the Compensation Committee.

                          Long-Term Equity Incentives

AsiaInfo provides long-term equity incentives to its executive officers and to all other employees through the grant of stock options under its stock option plans. The purpose of granting stock options is to create a direct link between compensation and the long-term performance of AsiaInfo. Stock options are generally granted at an exercise price equal to 100% of the fair market of AsiaInfo's Common Stock on the date of grant, have a ten year term and generally vest over a four year period. The primary stock options granted to executive officers are generally in conjunction with the executive officer's acceptance of employment with AsiaInfo. When determining the number of stock options to be awarded to an executive officer, the Compensation Committee considers the executive's current contribution to AsiaInfo's performance, the executive officer's anticipated contribution in meeting AsiaInfo's long-term strategic performance goals, and comparisons to formal and informal surveys of executive stock option grants made by other information technology companies. The Compensation Committee also reviews stock option levels for executive officers at the beginning of each fiscal year in light of long term strategic and performance objectives and each executive's current and anticipated contributions to AsiaInfo's future performance. In 2002, the Compensation Committee recommended (and the full Board granted) stock option grants for the Named Executive Officers representing the right to acquire an aggregate of 740,000 shares of Common Stock. These options vest according to the schedules described in the table detailing the stock options granted to the Named Executive Officers on page 16 of this proxy statement.

                              Other Compensation

AsiaInfo's executive officers are also eligible to participate in benefit programs generally available to other employees. In addition, from time to time, executive officers have received sign-on bonuses or other bonuses based on extraordinary effort.

                     Chief Executive Officer Compensation

James Ding is AsiaInfo's President and Chief Executive Officer. The Compensation Committee reviews Mr. Ding's compensation annually using the same criteria and policies as are employed for other executive officers.

       Submitted by the Compensation Committee of the Board of Directors

                                Alan D. Bickell
                                   Chang Sun

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Sun and Bickell, and Mr. Patrick Keen, a former director of AsiaInfo who resigned on December 31, 2002, served as members of the Compensation Committee during 2002. None of these individuals was an officer or employee of AsiaInfo during 2002. No member of the Compensation Committee serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Mr. Ding participates in the discussions and decisions regarding salaries and incentive compensation for all of our executive officers, except that Mr. Ding is excluded from discussions regarding his own salary and incentive compensation.

                            AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Audit Committee currently consists of Messrs. Bickell (Chair), Lau and Long, all independent directors.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with our management, has discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), has received the written disclosures required by Independent Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with our independent auditors their independence. The Audit Committee has also considered whether the provision of non-audit services by our auditors is compatible with maintaining our auditors' independence. The Board adopted a written charter of the Audit Committee in November 1999. The Board adopted amendments to the charter in March, 2003. The Audit Committee Charter is included in Annex B to this proxy statement.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K.

          Submitted by the Audit Committee of the Board of Directors

                                Alan D. Bickell
                                   Louis Lau
                                   Tao Long

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             Transactions with China Netcom Group and China Netcom

Edward Tian has served as a member of the Board of AsiaInfo since our inception and is the beneficial owner of approximately 14.0% of our outstanding shares of Common Stock. In June 1999, Dr. Tian became President and Chief Executive Officer of China Netcom ("China Netcom") and in April 2002, he became a Vice President of China Netcom's parent company, China Netcom Communication Group Corporation ("China Netcom Group"). Prior to joining China Netcom, Dr. Tian and James Ding co-founded AsiaInfo in Dallas, Texas in 1993, and Dr. Tian served as AsiaInfo's President until May of 1999. Along with China Telecom, China United Telecommunications Corporation and China Mobile Communications Corporation, China Netcom Group is one of the largest providers of telecommunications and Internet services in China. Like most of the other major participants in that industry, China Netcom Group and China Netcom have entered into contracts with AsiaInfo for systems integration services and software products from time to time. In 2002, those agreements included the following:

.. In January 2002, we entered into a contract to provide China Netcom with our billing software products, AsiaInfo Online Billing System, in connection with its broadband network in the province of Hunan. Our expected revenues from this contract, net of hardware costs, are approximately $118,000.

.. In January 2002, we entered into an agreement to provide China Netcom with our convergent billing software, AICBS, for its IP800 project. Our expected revenues from this contract are approximately $94,000.

.. In February 2002, we entered into a contract to provide China Netcom with our billing software products, AsiaInfo Online Billing System, in connection with its broadband network in the province of Hubei. Our expected revenues from this contract, net of hardware costs, are approximately $121,000.

.. In March 2002, we entered into a contract to provide China Netcom with hardware products and related services in connection with its C-NET project. Our expected revenues from this contract, net of hardware costs, are approximately $126,000.

.. In May 2002, we entered into a contract to provide China Netcom with a full suite of security services for its central billing system. Our expected revenues from this contract, net of hardware costs, are approximately $195,000.

.. In June 2002, we entered into a contract to provide China Netcom with hardware products and related services in connection with its 171 project. Our expected revenues from this contract, net of hardware costs, are approximately $62,000.

.. In June and July 2002, we entered into two software development agreements with China Netcom to update its billing and accounting systems. Our expected revenues from these contracts are approximately $593,000 in aggregate.

.. In August 2002, we entered into an agreement to provide China Netcom with our AsiaInfo Application Management System, AIAMS, for its Chongqing broadband network. Our expected revenues from this contract are approximately $103,000.

..  In September 2002, we entered into a software license agreement to provide
   China Netcom Group with our billing software products, AsiaInfo Online Billing System, in connection with its broadband network in the province of Shandong. Our expected revenues from this contract, net of hardware costs, are approximately $623,000.

.. In November 2002, we entered into a contract to provide China Netcom with hardware products and related services in connection with its Beijing Yizhuang IP network. Our expected revenues from this contract are approximately $157,000.

.. In December 2002, we entered into a contract to provide China Netcom Group with hardware products and related services in connection with its network in the province of Hebei. Our expected revenues from this contract, net of hardware costs, are approximately $494,000.

.. In December 2002, we entered into a contract to provide China Netcom Group with a fixed line Operation Support System (OSS Solution) in the province of Zhejiang. The OSS Solution will integrate data collection, billing, accounting, settlement, comprehensive reporting, customer services and decision support systems into one software platform. Our expected revenues from this contract, net of hardware costs, are approximately $901,000.

.. In December 2002, we entered into a contract to provide China Netcom Group with hardware products and related services in connection with its Tianjin network support system. Our expected revenues from this contract, net of hardware costs, are approximately $288,000.

.. In December 2002, we entered into a contract to provide China Netcom Group with hardware products and related services in connection with its enterprise information project in Tianjin. Our expected revenues from this contract, net of hardware costs, are approximately $621,000.

In addition to the foregoing, in May 2002, China Merchants Bank, Beijing Branch ("Merchants Bank") entered into an agreement to provide a revolving credit facility to China Netcom of up to approximately $9,061,000 in connection with China Netcom's past and future purchases of communications solution and operation support system solutions from AsiaInfo. China Netcom may draw on the facility to fund amounts that will become payable to AsiaInfo under bankers' acceptances and the amount drawn down by China Netcom was approximately $2,055,000 as of December 31, 2002. We have guaranteed China Netcom's obligations to Merchants Bank under the facility and will pay the Merchants Bank principle plus interest of the drawn loan if China Netcom defaults on the loan and interest. The facility will expire on May 16, 2003.

Each of the foregoing transactions was an arm's-length, negotiated transaction on terms that we believe are no less favorable than terms we would have received from an unrelated party. We will continue to recognize revenues from the foregoing contracts in the current fiscal year, and anticipate that we will enter into additional contracts with China Netcom Group and China Netcom in the current fiscal year and future fiscal years.

                            STOCK PRICE PERFORMANCE

The following graph shows a comparison of cumulative total stockholder returns for AsiaInfo's Common Stock, the S&P Information Technology Sector and the Nasdaq Stock Market Index for U.S. and foreign companies. In previous years the Company has used the JP Morgan H&Q Technology Index as a benchmark, but that index is no longer compiled or made available. The graph assumes the investment of $100 on March 2, 2000, the date of AsiaInfo's initial public offering./1/ The data regarding AsiaInfo assumes an investment at the initial public offering price of $24.00 per share of AsiaInfo's Common Stock. The performance shown is not necessarily indicative of future performance.

                                    [CHART]

               AsiaInfo     S&P 500 Information     The NASDAQ Stock Market
            Holdings, Inc.   Technology Index    (U.S. and Foreign Companies)

-----------------------------------------------------------------

02/3/2000      100.00            100.00                  100.00
31/3/2000      252.08            106.73                   95.85
30/6/2000      186.20             96.88                   83.08
30/9/2000       78.91             83.38                   76.73
31/12/2000      39.06             55.54                   51.39
31/3/2001       50.52             41.16                   38.21
30/6/2001       82.29             46.27                   44.91
30/9/2001       49.54             30.56                   31.09
31/12/2001      72.58             41.17                   40.51
31/3/2002       54.83             38.12                   38.35
30/6/2002       55.21             28.21                   30.47
30/9/2002       13.90             21.07                   24.45
31/12/2002      26.42             25.77                   27.90


1 The graph is based on an initial stock price of $24 per share, the price at which the Common Stock was offered in our initial public offering; the last sale price on the Nasdaq National Market on the first day of trading, March 3, 2000, was $99.5625

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 28, 2003 of (i) each person (including any "group" as that term is used in section 13(d)(3) of the Exchange
Act) known to AsiaInfo to beneficially own more than 5% of our Common Stock,
(ii) each director or director nominee of AsiaInfo, (iii) each executive officer of AsiaInfo, and (iv) all directors and executive officers of AsiaInfo as a group.

                                                                      Common Stock
                                                             -----------------------------
                                                               Number of Shares     Percent
Name of Beneficial Owner/(1)/                                Beneficially Held/(2)/ of Class
----------------------------                                 ---------------------  --------
Warburg Pincus Ventures, L.P./(3)/..........................       4,025,105
Warburg Pincus Ventures International, L.P./(3)/............       4,025,105
 12/F St. George's Building, 2 Ice House
 Street, Central, Hong Kong
Subtotal....................................................       8,050,210          18.2%

ChinaVest Partners IV/(4)/..................................           4,300
ChinaVest IV, L.P./(4)/.....................................       3,697,516
ChinaVest IV-A, L.P./(4)/...................................         425,647
ChinaVest IV-B, L.P./(4)/...................................         180,379
 c/o ChinaVest Ltd.
 Dina House, 19/F, 11 Duddell Street, Central,
 Hong Kong
Subtotal....................................................       4,307,842           9.7%

Capital Group International, Inc./(5)./.....................       4,315,700           9.8%
 11100 Santa Monica Boulevard
 Los Angeles, California 90025
 USA

Emerging Markets Growth Fund, Inc./(5)/.....................       3,133,450           7.1%
 11100 Santa Monica Boulevard
 Los Angeles, California 90025
 USA

James Ding/(6)/.............................................       5,751,800          12.8%
Fan Bao/(7)/................................................         260,000            *
Alan D. Bickell/(8)/........................................         138,400            *
Chang Sun/(9)/..............................................          11,250            *
Steve Zhang/(10)/...........................................         188,000            *
Ying Han/(11)/..............................................         228,500            *
Michael Zhao/(12)/..........................................         712,755           1.6%
Louis Lau/(13)/.............................................       1,930,529           4.3%
Tao Long....................................................              --            --
Steve Chang/(14)/...........................................           5,000            *
Edward S. Tian/(15)/........................................       6,359,450          14.0%
All directors and executive officers as a group (11 persons)      15,585,684          32.8%

--------
*  Less than 1% of the outstanding Common Stock.
(1) Unless otherwise noted above, the address for each of the beneficial owners is c/o AsiaInfo Holdings, Inc., 4/F Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing 100086, PRC.
(2) This table is based on information supplied by executive officers, directors and stockholders of AsiaInfo and on Schedules 13D or 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after February 28, 2003 are deemed beneficially owned and outstanding, but such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3) Voting and investment control over the shares of Common Stock owned by Warburg Pincus Ventures, L.P. and Warburg Pincus Ventures International, L.P. is held by Warburg, Pincus & Co., the corporate general partner and investment manager of both limited partnerships, and not by any single individual.
(4) Voting and investment control over the shares of Common Stock owned by ChinaVest IV, L.P. and ChinaVest IV-A, L.P. are held by their general partner, ChinaVest Partners IV, a Delaware general partnership, and not by any single individual. Voting and investment control over the shares of Common Stock owned by ChinaVest IV-B, L.P. is held by its general partner and investment manager, ChinaVest Management Limited, a Bermuda company, and not by any single individual.
(5) According to a Schedule 13G filed jointly by Capital Group International, Inc., a California corporation ("CGI"), Capital International, Inc., a California corporation ("CI") and Emerging Markets Growth Fund, Inc., a Maryland corporation ("EMGF") on February 11, 2003, CGI is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power of 4,315,700 shares of AsiaInfo's Common Stock. With respect to these shares of Common Stock, (i) CI, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of CGI, has disclosed that it has sole voting power over 1,182,250 shares and sole dispositive power over 4,315,700 shares and (ii) EMGF, an investment company registered under the Investment Company Act of 1940, as amended, has disclosed that it has sole voting power over 3,133,450 shares, representing 7.1% of AsiaInfo's Common Stock. CI is deemed to be the beneficial owner of 2,460,800 shares as a result of acting as investment adviser to various investment companies and institutional accounts. CGI and CI each disclaims beneficial ownership of any of these shares pursuant to Rule 13d-4 under the Exchange Act. EMGF is advised by CI and does not disclaim beneficial ownership of the shares over which it has sole voting power.
(6) Includes 1,197,000 shares held by AIFF Associates LLC, a Delaware limited liability company of which Mr. Ding is a member; 86,947 shares held in a grantor retained annuity trust for the benefit of Mr. Ding and his family; 877,337 shares held in grantor retained annuity trust for the benefit of Nina Ding; 6,000 shares held in a revocable trust for the benefit of Rene Ding; 542,663 shares held by Nina Ding; 300,000 shares held by Morgan Stanley for the benefit of Nina Ding; and options to acquire beneficial ownership of 795,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(7) Includes 50,000 shares held by eCubator Corp (BVI), which is a holding company jointly owned and controlled by Mr. Bao and his wife; and options to acquire beneficial ownership of 210,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(8) Includes 74,400 shares held by the Alan D. Bickell Family Trust and options to acquire beneficial ownership of 64,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(9) Mr. Sun, a director of AsiaInfo, is a Managing Director of Warburg, Pincus & Co., which manages Warburg Pincus Ventures, L.P. and Warburg Pincus Ventures International L.P. Figure includes options to acquire beneficial ownership of 11,250 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(10) Includes options to acquire beneficial ownership of 188,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(11) Includes options to acquire beneficial ownership of 228,500 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(12) Includes 34,090 shares held by Mr. Zhao's son, Christopher Zhao and options to acquire beneficial ownership of 456,875 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(13) Includes 358,900 shares held by ten limited partnerships established by Mr. Lau for the benefit of various members of his extended family and options to acquire beneficial ownership of 11,250 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(14) Includes options to acquire beneficial ownership of 5,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.
(15) Includes 1,197,000 shares held by AIFF Associates LLC, a Delaware limited liability company of which Dr. Tian is a member; 190,792 shares held in the S.T. China 2000 Qualified Grantor Retained Annuity Trust for the benefit of Dr. Tian and his family; 190,792 shares held in the Q.K. 2000 Qualified Grantor Retained Annuity Trust for the benefit of Dr. Tian and his family; 4,000 shares held in a revocable trust for the benefit of Dr. Tian's daughter, Stephanie Tian; 1,258,739 shares held by Goldman Sachs as collateral for a forward contract; 1,332,287 shares held by Dr. Tian's wife, Qin Kong; 750,000 shares held by Morgan Stanley & Company as collateral for a forward contract; and options to acquire beneficial ownership of 1,210,000 shares that are currently exercisable or will become exercisable within 60 days after February 28, 2003.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires AsiaInfo's executive officers and directors, and persons who own more than 10% of a registered class of AsiaInfo's equity securities, to file certain reports regarding ownership of, and transactions in, AsiaInfo's securities with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish AsiaInfo with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, AsiaInfo believes that for the year ended December 31, 2002, all reporting persons complied with Section 16(a) filing requirements except that Mr. Ding was late in reporting transactions which occurred in January and May 2002, Mr. Bickell was late in reporting a transaction that occurred in March 2002, Dr. Tian was late in reporting a transaction that occurred in May 2002, and Mr. Yuanqin Gu, former Vice President and General Manager for Service Application Solutions of AsiaInfo, was late in reporting a transaction that occurred in February 2002.

            DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004

Stockholder proposals which are intended to be presented by such stockholders at AsiaInfo's 2004 Annual Meeting of stockholders must be received by the Secretary of AsiaInfo at the Company's principal executive offices no later than November 17, 2003 in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. In order for notice of a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received prior to January 31, 2004.

                                 OTHER MATTERS

The Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

To the extent that this Proxy Statement is incorporated by reference into any other filing by AsiaInfo under the Securities Act or the Exchange Act, the sections of this proxy statement titled "Compensation Committee Report," "Audit Committee Report," (to the extent permitted by the rules of the SEC) and "Stock Price Performance" will not be deemed incorporated unless specifically provided otherwise in such filing.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ James Ding
                                       -----------------------------------------
                                           James Ding
                                           President and Chief Executive Officer




March 21, 2003
Beijing, PRC

                                                                        ANNEX A


                            ASIAINFO HOLDINGS, INC.

                            2002 STOCK OPTION PLAN

                                   CONTENTS

        Clause                                                     Page
        ------                                                     ----
        1.  Definitions...........................................  A-3
        2.  Effective Date And Termination Of Plan................  A-5
        3.  Administration Of Plan................................  A-6
        4.  Eligibility And Grant Of Options; Committee Authority.  A-6
        5.  Number Of Shares Subject To Options...................  A-6
        6.  Option Price..........................................  A-7
        7.  Period Of Option And Vesting..........................  A-7
        8.  Exercisability Upon And After Termination Of Optionee.  A-7
        9.  Exercise Of Options...................................  A-8
        10. PRC Optionees.........................................  A-8
        11. Insider Trading.......................................  A-9
        12. Payment...............................................  A-9
        13. Tax Withholding....................................... A-10
        14. Exercise By Successors................................ A-10
        15. Nontransferability Of Option.......................... A-10
        16. Right Of First Refusal; Right Of Repurchase........... A-10
        17. Regulations And Approvals............................. A-11
        18. Administrative Rules; Interpretation.................. A-11
        19. Amendments............................................ A-12
        20. Changes In Capital Structure.......................... A-12
        21. Notices............................................... A-13
        22. Rights As Stockholder................................. A-13
        23. Rights To Employment.................................. A-13
        24. Substitute Options.................................... A-13
        25. Investment Intent..................................... A-13
        26. Exculpation And Indemnification....................... A-13
        27. Captions.............................................. A-13
        28. Severability.......................................... A-13
        29. Governing Law......................................... A-14

                            ASIAINFO HOLDINGS, INC.
                            2002 STOCK OPTION PLAN

AsiaInfo Holdings, Inc., a Delaware corporation, wishes to attract key employees, directors and consultants to the Company and its Subsidiaries and induce key employees, directors and consultants to remain with the Company and its Subsidiaries, and encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries. In furtherance thereof, the AsiaInfo Holdings, Inc. 2002 Stock Option Plan is designed to provide equity-based incentives to key employees, directors and consultants of the Company and its Subsidiaries. The Plan is intended to qualify as a "broadly based" plan for purposes of the shareholder approval rules promulgated by the National Association of Securities Dealers, Inc. for the Nasdaq Stock Market.

1.  DEFINITIONS.

Whenever used herein, the following terms shall have the meanings set forth below:

"Award" means a written or electronic award notice in a form approved by the Compensation Committee to be executed and acknowledged by the Company and the Optionee of an option, as provided in Section 4.

"Board" means the Board of Directors of the Company.

"Cause" means, unless otherwise provided in the Optionee's Award, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its Subsidiaries, or any affiliate thereof,
(iv) fraud, misappropriation or embezzlement, (v) a material breach of the Optionee's employment agreement (if any) with the Company or its Subsidiaries or its affiliates, or (vi) any illegal act detrimental to the Company or its Subsidiaries or its affiliates.

"Change in Control" means the happening of any of the following:

(i) any "person," including a "group" (as such terms are used in Sections 13
    (d) and 14 (d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any employee benefit plan of the Company or any such entity, and, with respect to any particular Optionee, the Optionee and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Optionee is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; or

(v) any transaction or series of related transactions pursuant to which (1) a Subsidiary ceases to be a Subsidiary or (2) all or substantially all of the assets of a Subsidiary are sold or otherwise disposed, provided that, this paragraph (v) shall only apply with respect to Optionees who, as a result of the transaction, cease to be employed by the Company or any remaining Subsidiary upon completion of the transaction.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock" means the Company's Common Stock, par value $.01, either currently existing or authorized hereafter.

"Company" means AsiaInfo Holdings, Inc., a Delaware corporation.

"Compensation Committee" means the Compensation Committee of the Board, or such other committee of the Board designated by the Board to administer the Plan.

"Compliance Committee" means the Compliance Committee of the Company.

"Disability" means the occurrence of an event which would entitle an employee of the Company to the payment of disability income under one of the Company's approved long-term disability income plans, or as such term is defined under
Section 22 (e) of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Compensation Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Compensation Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as may be determined by the Compensation Committee in its discretion or as may be determined in accordance with such methodologies, procedures or other rules (which may provide, without limitation, that determinations of Fair Market Value shall be made by an independent third party) as may be established by the Compensation Committee in its discretion; provided that, where the Shares are so listed or traded, the Compensation Committee may make discretionary determinations, or implement such methodologies, procedures or other rules, where the Shares have not been traded for 10 trading days.

"Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 (b) of the Code.

"Insider Trading Policy" means the Statement of Company Policy Regarding Confidential Information and Stock and Securities Trading by Directors, Officers and Employees.

"Non-Qualified Stock Option" means an option which is not an Incentive Stock Option.

"Option" means the right to purchase, at a price and for the term fixed by the Compensation Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award, a number of Shares determined by the Compensation Committee.

"Optionee" means an employee or director of, or key consultant to, the Company or a Subsidiary to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

"Option Price" means the exercise price per Share.

"Option Stock" means Shares received upon the exercise of an Option.

"PRC" means the People's Republic of China.

"PRC Optionees" means employees who are nationals of the PRC.

"Plan" means this AsiaInfo Holdings, Inc. 2002 Stock Option Plan, as set forth herein and as the same may from time to time be amended.

"Retirement" means, unless otherwise provided by the Compensation Committee in the Optionee's Award, the termination (other than for Cause) of employment (or other termination of service, in the case of key consultants or directors):

(i) of a male PRC Optionee, on or after his attainment of age 60, as required by PRC law;

(ii) of a female PRC Optionee, on or after her attainment of age 55, as required by PRC law; or

(iii) of an Optionee, who is not a PRC Optionee, on or after the Optionee's attainment of age 65 or on or after the Optionee's attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of Common Stock of the Company.

"Subsidiary" means any corporation that is a "subsidiary corporation" with respect to the Company under Section 424 (f) of the Code. In the event the Company becomes a Subsidiary of another company, the provisions hereof applicable to Subsidiaries shall, unless otherwise determined by the Compensation Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424 (e) of the Code.

"Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an option by bequest or inheritance or by reason of the death of the Optionee.

2.  EFFECTIVE DATE AND TERMINATION OF PLAN.

The effective date of the Plan is expected to be December 20, 2002. The Plan shall become effective upon approval by the Board. The Board shall submit the Plan for shareholder approval and ratification at the earliest practicable date but within 12 months of the Board's adoption. The Plan shall terminate on, and no option shall be granted hereunder on or after, the 10-year anniversary of the approval of the Plan by the Board, provided, however, that the Board may at any time prior to that date terminate the Plan.

3.  ADMINISTRATION OF PLAN.

The Plan shall be administered by the Compensation Committee appointed by the Board. The Compensation Committee shall consist of at least two individuals, each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162
(m) of the Code (to the extent relief from the limitation of Section 162 (m) of the Code is sought with respect to Options), qualify as "outside directors" for purposes of Section 162 (m) of the Code. The acts of a majority of the members present at any meeting of the Compensation Committee at which a quorum is present, or acts approved in writing by a majority of the entire Compensation Committee, shall be the acts of the Compensation Committee for purposes of the Plan. If and to the extent applicable, no member of the Compensation Committee may act as to matters under the Plan specifically relating to such member. If no Compensation Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Compensation Committee hereunder and under the Awards.

4.  ELIGIBILITY AND GRANT OF OPTIONS; COMMITTEE AUTHORITY.

Subject to the provisions of the Plan, the Compensation Committee shall, in its discretion as reflected by the terms of the Awards: (i) authorize the granting of Options to key employees, directors and key consultants of the Company and its Subsidiaries; (ii) determine and designate from time to time those key employees, directors and key consultants of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee, director and key consultant; (iii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees; (iv) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. In determining the eligibility of an employee, director or key consultant to receive an Option, as well as in determining the number of Shares to be optioned to any employee, director and key consultant, the Compensation Committee may consider the position and responsibilities of the employee, director or key consultant, the nature and value to the Company of the employee's, director's or key consultant's services and accomplishments whether directly or through its Subsidiaries, the employee's, director's or key consultant's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Compensation Committee may deem relevant. The Award shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Compensation Committee. The Optionee shall take whatever additional actions and execute whatever additional documents the Compensation Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Award. The Compensation Committee may designate each option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option.

5.  NUMBER OF SHARES SUBJECT TO OPTIONS.

Subject to adjustments pursuant to Section 20, Options with respect to an aggregate of no more than 4,500,000 Shares may be granted under the Plan. Notwithstanding the foregoing provisions of this Section 5, Shares as to which an Option is granted under the Plan but remains unexercised at the expiration, forfeiture or other termination of such Option may be the subject of the grant of further Options. Subject to adjustments pursuant to Section 20, in no event may any Optionee receive in the aggregate Options (i) for more than 3,000,000 Shares or (ii) for more than 1,000,000 Shares in any calendar year. These limits do not apply to Options that are not granted pursuant to the Plan. Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Shares issued hereunder may include any legend which the Compensation Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award, or as the Compensation Committee may otherwise deem appropriate.

The aggregate Fair Market Value, determined as of the date an Option is granted, of the Shares for which any Optionee may be awarded Incentive Stock options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422 (d) of the Code) shall not exceed $100,000.

6.  OPTION PRICE.

The Option Price shall be determined by the Compensation Committee on the date the Option is granted and reflected in the Award, as the same may be amended from time to time. Any particular Award may provide for different exercise prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Fair Market Value of a Share on the day the Option is granted.

7.  PERIOD OF OPTION AND VESTING.

7.1 Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award.

7.2 Each Option, to the extent that there has been no termination of the Optionee's employment (or other service, if applicable) and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award, as determined by the Compensation Committee at the time of grant. Unless otherwise provided in the Award or herein, no Option (or portion thereof) shall ever be exercisable if the Optionee's employment or other service with the Company and its Subsidiaries has terminated before the time at which such Option would otherwise have become exercisable, and any Option that would otherwise become exercisable after such termination shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 7(b), Options exercisable pursuant to the schedule set forth by the Compensation Committee at the time of grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Compensation Committee. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award after the Optionee's death, may be exercised by the Successors of the Optionee.

8.  EXERCISABILITY UPON AND AFTER TERMINATION OF OPTIONEE.

8.1 Unless otherwise provided in the Award, if the Optionee's employment (or other service, if applicable) with the Company and its Subsidiaries is terminated other than by termination by the Company for Cause, or termination by reason of death, Retirement or Disability (including by reason of any entity ceasing to be a Subsidiary), no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 7; provided that, if the Optionee should die after termination of employment (or other service, if applicable), such termination being for a reason other than Disability or Retirement, but while the option is still in effect, the option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the option expires in accordance with Section 7.

8.2 Unless otherwise provided in the Award, if the Optionee's employment with the Company and its Subsidiaries terminates due to the death, Retirement or Disability of the Optionee, the option may be exercised until the earlier of (i) one-year from the date of termination of employment (or other service, if applicable) of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 7.

8.3 Notwithstanding any other provision hereof, unless otherwise provided in the Award, if the Optionee's employment is terminated by the Company and its Subsidiaries for Cause, the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

8.4 Except as may otherwise be expressly set forth in this Section 8, and except as may otherwise be expressly provided under the Award, no provision of this Section 8 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon cessation of employment or other service.

9.  EXERCISE OF OPTIONS.

9.1 Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Compensation Committee) to the Company specifying the number of Shares to be purchased.

9.2 Without limiting the scope of the Compensation Committee's discretion hereunder, the Compensation Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

9.3 If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

10.  PRC OPTIONEES.

10.1 This Section 10 of the Plan shall only apply to PRC Optionees who, because of the legal restrictions of the PRC cannot remit funds out of the PRC to purchase the Shares.

10.2 Whenever a PRC Optionee exercises any right granted to him or her to acquire Shares under the Plan, the following provisions shall apply:

  10.2.1 The PRC Optionee shall not be required to make payment for the purchase price for the Shares subject to such exercise.

  10.2.2 The Company will not deliver to the PRC Optionee certificate(s) for the Shares which would have otherwise been issuable upon such exercise. Instead, the Company or a third party designated by the Company will sell the number of Shares subject to such exercise of the Options by the PRC Optionee, settle the loan and then remit the transaction proceeds less the aggregate exercise price to the PRC Optionee, net of any applicable withholding taxes and transaction costs. Due to the volatile nature of the stock market, the Company shall not be liable to the PRC Optionee for any claim alleging that the price at which the relevant Shares are sold is not a fair market price, or the like.

  10.2.3 Where a foreign currency is to be converted into Renminbi in connection with such sale of Shares or payment to a PRC Optionee, the conversion rate shall be the average of the selling and buying rates quoted by the People's Bank of China on the day immediately preceding the day of conversion. Any process fees relating to such conversion shall be deducted from the final Renminbi amount.

10.3 The benefits under the Plan are fully discretionary and shall not form part of the income of the PRC Optionees for the purpose of calculation of severance pay, pensions or other bonuses or benefits, unless specifically otherwise provided in any applicable plan or program of the Company.

10.4 If, at any time, the PRC Optionees are expressly permitted by PRC law to remit funds out of the PRC to purchase the Shares, this Section 10 shall become null and void, and the terms and conditions in the Plan shall apply in its entirety. The Company shall have the sole discretion to determine whether this Section 10 will apply with respect to any Optionee.

11.  INSIDER TRADING.

The Compliance Committee is responsible for administering the policies and procedures set forth in the Insider Trading Policy. Among other things, the Compliance Committee's responsibilities include determining whether any of the Company's directors, officers or employees has access to material non-public information. All Optionees are subject to the Insider Trading Policy and the decisions of the Compliance Committee.

12.  PAYMENT.

12.1 The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

   (i) a certified or bank cashier's check;

  (ii) the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Compensation Committee given as consideration under such a program, in each case if permitted by the Compensation Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

 (iii) if approved by the Compensation Committee, in its discretion, previously owned Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

  (iv) if approved by the Compensation Committee, in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

   (v) by any combination of such methods of payment or any other method acceptable to the Compensation Committee in its discretion.

12.2 The Compensation Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Compensation Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

12.3 Except in the case of Options exercised by certified or bank cashier's check, the Compensation Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Shares as payment upon exercise of an Option.

12.4 The Compensation Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee's exercise that is accepted by the Company shall, in the discretion of the Compensation Committee, be paid in cash.

13.  TAX WITHHOLDING.

The Compensation Committee may, in its discretion, require the Optionee to pay to the Company at the time of exercise of any Option the amount that the Compensation Committee deems necessary to satisfy the Company's obligation to withhold federal, state, local or foreign income or other taxes incurred by reason of the exercise. Upon exercise of the Option, the Optionee may, if approved by the Compensation Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Compensation Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Compensation Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate. Notwithstanding anything contained in the Plan or the Award to the contrary, the Optionee's satisfaction of any tax-withholding requirements imposed by the Compensation Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee, and the failure of the Optionee to satisfy such requirements with respect to the exercise of an Option shall cause such Option to be forfeited.

14.  EXERCISE BY SUCCESSORS.

An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Compensation Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Compensation Committee, if and as applicable.

15.  NONTRANSFERABILITY OF OPTION.

Each Option granted under the Plan shall be nontransferable by the Optionee except (a) by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death or (b) in accordance with the provisions of Section 10; provided, however, that the Compensation Committee may (but need not) permit other transfers, where the Compensation Committee concludes that such transferability (i) does not result in accelerated income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422 (b) of the Code, and (iii) is otherwise appropriate and desirable.

16.  RIGHT OF FIRST REFUSAL; RIGHT OF REPURCHASE.

At the time of grant, the Compensation Committee may provide in connection with any grant made under the Plan that Shares received in connection with Options shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Compensation Committee may specify at the time of grant or (if permitted by the Award) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Compensation Committee at the time of grant or (if permitted by the Award) thereafter, subject to such other terms and conditions as the Compensation Committee may specify at the time of grant.

17.  REGULATIONS AND APPROVALS.

17.1 The obligation of the Company to sell Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Compensation Committee.

17.2 The Compensation Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options.

17.3 Each Option is subject to the requirement that, if at any time the Compensation Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Compensation Committee.

17.4 In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Compensation Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

18.  ADMINISTRATIVE RULES; INTERPRETATION.

18.1 The Compensation Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Compensation Committee may (i) determine (A) the conditions under which an Optionee will be considered to have retired or become disabled and (B) whether any Optionee has done so; (ii) establish or assist in the establishment of a program (which need not be administered in a nondiscriminatory or uniform manner) under which the Company or a third party may make bona-fide loans on arm's-length terms to any or all Optionees to assist such Optionees with the satisfaction of any or all of the obligations that such Optionees may have hereunder or under which third-party sales may be made for such purpose (including, without limitation, a loan program under which the Company or a third party would advance the aggregate Option Price to the Optionee and be repaid with Option stock or the proceeds thereof and a sale program under which funds to pay for option stock are delivered by a third party upon the third party's receipt from the Company of stock certificates); (iii) determine the extent, if any, to which Options or Shares shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (iv) interpret the Plan and the Awards hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Compensation Committee's interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Compensation Committee who are individuals who served as Compensation Committee members before the Change in Control, and (v) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Compensation Committee shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Compensation Committee, with respect to any Option, except as provided in clause (iv) of the foregoing sentence, may exercise its discretion hereunder at the time of the award or thereafter.

18.2 No loan provided for or permitted under Section 18.1 or any other section of the Plan shall be made to any officer or director of the Company in the event that, in the reasonable judgment of the Compensation Committee, such loan would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

19.  AMENDMENTS.

The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to Options previously granted unless such amendments are in connection with compliance with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained. Without limiting the generality of the foregoing, the Compensation Committee may (subject to such considerations as may arise under Section 16 of the Exchange Act, or under other corporate, securities or tax laws) take any steps it deems appropriate, that are not inconsistent with the purposes and intent of the Plan, to take into account the provisions of Section 162 (m) of the Code.

20.  CHANGES IN CAPITAL STRUCTURE.

If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Compensation Committee necessitates action by way of adjusting the terms of the outstanding Options, then the Compensation Committee shall forthwith take any such action as in its judgment shall be necessary to preserve to the Optionees rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 5 (if Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares or other property subject to Options, (y) the Option Price, and (z) the number and kind of shares available under Section 5. To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to outstanding Options, the number of Shares (or units) available under Section 5 shall be increased or decreased, as the case may be, proportionately, as may be provided by the Compensation Committee in its discretion.

If a Change in Control shall occur, then the Compensation Committee as constituted immediately before the Change in Control may, but shall not be required to, make such adjustments to any or all outstanding Options as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (which may include, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, assumption of Options by a third party, the acceleration of the exercisability (and subsequent termination) of such Options and the extension of the exercise period of the Options).

The judgment of the Compensation Committee with respect to any matter referred to in this Section 20 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

21.  NOTICES.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or other electronic media or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 21.

22.  RIGHTS AS STOCKHOLDER.

Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of death shall have any rights of a stockholder with respect to the Shares subject to an Option, except to the extent that a certificate for such Shares shall have been issued upon the exercise of the Option as provided for herein.

23.  RIGHTS TO EMPLOYMENT.

Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its stockholders to terminate the individual's employment or other service at any time.

24.  SUBSTITUTE OPTIONS.

Options may be granted under the Plan from time to time in substitution for options held by employees of a corporation who become or are about to become employees of the Company or its Subsidiaries as the result of a merger or consolidation of the employing entity with the Company or the acquisition by the Company of stock of the employing entity. The terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted, and, if applicable pursuant to
Section 424 of the Code.

25.  INVESTMENT INTENT.

The Company may require that there be presented to and filed with it by any Optionee under the Plan, such evidence as it may deem necessary to establish that the Options granted or the Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

26.  EXCULPATION AND INDEMNIFICATION.

The Company shall indemnify and hold harmless the members of the Board and the members of the Compensation Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, if such person acts in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company, to the maximum extent permitted by law.

27.  CAPTIONS.

The use of captions in this Plan is for convenience. The captions are not intended to and do not provide substantive rights.

28.  SEVERABILITY.

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect.

29.  GOVERNING LAW.

THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

                                                                        ANNEX B


                            ASIAINFO HOLDINGS, INC.

                            AUDIT COMMITTEE CHARTER

                            ASIAINFO HOLDINGS, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I.  PURPOSE

The Audit Committee of AsiaInfo Holdings, Inc. (the "Corporation") shall provide assistance to the Corporation's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

..   oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

..   oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

..   oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

..   oversee the performance of the Corporation's internal accountants.

The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board. At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the Securities Exchange Commission (the "SEC"). The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the SEC. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The Audit Committee shall have the authority to retain special legal, accounting or other consultants or experts to advise the Audit Committee.

The members of the Audit Committee shall be appointed by the Board at regular meetings of the Board and shall serve for unlimited one year terms, or until their successors have been duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

III.  MEETINGS

The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the Chief Financial Officer of the Corporation, and the independent accountants, separately, to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairperson should meet with the independent accountants and management quarterly to review the Corporation's financial statements and the independent accountants' independence, consistent with Section IV below.

The Audit Committee may request that any officer or employee of the Corporation, or the Corporation's outside counsel or independent accountants, attend any meeting of the Audit Committee or meet with any members of the Audit Committee. Meetings may also be held between the Audit Committee and the Corporation's investment bankers or financial analysts.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

    Documents/Reports Review

    1. Review and reassess, at least annually, the adequacy of this Charter, and make recommendations to the Board, as conditions dictate, to update this Charter.

    2. Review with management and the independent accountants the Corporation's annual financial statements, and discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61").

    3. Review with management and the independent accountants the Corporation's 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters required to be discussed by SAS 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

    4. Review with management and the independent accountants the effect of off-balance sheet financing structures and any regulatory or accounting initiatives on the Corporation's financial statements.

    5. Understand and review the adequacy of the Corporation's disclosure in its filings on Forms 10-K and 10-Q under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operation," particularly with respect to the critical accounting policies disclosed thereunder.

    6. Review the disclosure in the Corporation's periodic reports required by
       Section 13a of the Exchange Act with respect to any preapproval by the Audit Committee of non-audit services to be performed by the independent accountants.

    7. Review and discuss quarterly reports from the independent accountants on:

       .  all critical accounting policies and practices to be used;

       . any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants;

       . other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

    Independent Accountants

    8. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. Matters that should be reviewed at least on an annual basis include:

       . the background, experience and qualifications of the senior members of the independent audit team;

       .  the fees to be paid to the independent accountant;

       . the independent accountant's process for internal review of accounting judgments and quality control procedures, including an examination of those issues with which the national office of the independent accountant was consulted by the Corporation's audit team; and

       .  the independent accountant's peer review process.

       The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The Audit Committee should participate in the planning and staffing of the audit each year and changes in key personnel on the audit team should be approved by the Audit Committee. The Audit Committee should also evaluate annually whether to adopt a policy to rotate independent accountants on a regular basis. The independent accountants shall report directly to the Audit Committee. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to ensure the accountants' independence.

    9. Oversee the independence of the accountants by:

       . receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard No. 1 ("ISB 1");

       . reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants;

       . preapproving all auditing services and permitted non-audit services to be performed for the Corporation by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit;

       . reviewing and advising the Board in connection with any proposed hiring by the Corporation of any employee of the independent accountants who has worked on the Corporation's account; and

       . recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

   10. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

    Financial Reporting Process

   11. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

   12. Review on an annual basis the performance of the internal auditors and make recommendations to the Board regarding the appointment, termination or replacement of the internal auditors.

   13. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

   14. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgements made in management's preparation of the financial statements, any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information, or any significant accounting issue that arises.

   15. Review the reports to management prepared by the internal auditors and any responses from management.

   16. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements. The Audit Committee shall be responsible for the resolution of such disagreements.

   17. Periodically meet with management to review the Corporation's major financial risk exposures and understand the steps management has taken to control such risks.

   18. Review disclosures made by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

    Legal Compliance/General

   19. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements and any material reports or inquiries received from regulators or governmental agencies.

   20. Participate in the preparation of the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

   21. Obtain assurance from the independent accountants that the Corporation's annual audits have been conducted in accordance with Section 10A of the Exchange Act.

   22. Review and consider the adequacy of the Corporation's policies on related party transactions and establish regular systems for the reporting of such transactions to the Audit Committee.

   23. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

   24. Report to the Board on the outcome of all meetings of the Audit
       Committee.

   25. Maintain minutes or other records of meetings and activities of the Audit Committee.

V.  LIMITATION OF THE AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

                                    *  *  *

Last updated: March 13, 2003

                               TO THE HOLDERS OF
                                COMMON STOCK OF
                            AsiaInfo Holdings, Inc.

     The Bank of New York, (the "transfer agent"), has received advice that the 2003 Annual Meeting of stockholders of AsiaInfo Holdings, Inc. (the "Annual Meeting") will be held at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, PRC, on April 18, 2003, at 2:00 p.m., local time, for the purposes set forth in the enclosed Notice of Meeting.

     The attached proxy is being solicited by the Board of Directors of AsiaInfo. If you are desirous of having the individuals named in the attached proxy card vote your common stock for or against the proposals or any of them, at the Annual Meeting, kindly execute and forward to the transfer agent the attached proxy. The enclosed postage paid envelope is provided for this purpose. This proxy should be executed in such manner as to show clearly whether you desire the individuals named in the attached proxy card to vote for or against the proposals or any of them, as the case may be. The proxy MUST be forwarded in sufficient time to reach the transfer agent before 4:00 p.m., New York time, Thursday, April 17, 2003. Only the registered holders of record at the close of business on February 28, 2003 will be entitled to execute the proxy.

     Due to the limited amount of time available before the proxy deadline, the proxy can be faxed (with the original to follow by mail) to the transfer agent at +1(212) 815-4219.

     The Bank of New York.

     Date: March 21, 2003

--------------------------------------------------------------------------------

                            AsiaInfo Holdings, Inc.

              2003 ANNUAL MEETING OF STOCKHOLDERS, APRIL 18, 2003.

     The undersigned stockholder(s) of AsiaInfo Holdings, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of 2003 Annual Meeting of stockholders and Proxy Statement, each dated March 21, 2003, and hereby appoint(s) Adams Lin, Ying Han and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of stock-holders of AsiaInfo Holdings, Inc., to be held on April 18, 2003 at 2:00 p.m., local time, at 4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street, Haidian District, Beijing, PRC and at any adjournment or adjournments thereof, and to vote all shares of common stock which the under-signed would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     This form of proxy must be signed by you or your attorney duly authorized in writing or, in the case of a corporation, must either be under its common seal or under the hand of an officer or attorney duly authorized.

     In order to be valid, this form of proxy with the power of attorney or other authority, if any under which it is signed, must be deposited with the transfer agent no later than 4:00 p.m., New York time, on Thursday, April 17, 2003 in order to be counted in the Annual Meeting on April 18, 2003. You may also vote your shares in person at the Annual Meeting. Due to the limited amount of time available before the proxy deadline, the completed proxy can be faxed (with the original to follow by mail) to the transfer agent, at +1(212) 815-4219.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change your address     If you have any comments      ASIAINFO HOLDINGS, INC.
please mark this box       please mark this box.         P.O. BOX 11169
------------------------   ----------------------------  NEW YORK,
------------------------   ----------------------------  N.Y. 10203-0169
(Continued and to be dated and signed on the reverse side.)

                                   VOTE BY TELEPHONE OR THE INTERNET
   AsiaInfo
 Holdings, Inc.                     24 Hours a Day - 7 Days a Week
                            Save your Company money - It's Fast and Convenient

                                There are Three Ways to Vote Your Proxy

        TELEPHONE                                          INTERNET                                        MAIL
        ---------                                          --------                                        ----
      1-866-593-3363                           https://www.proxyvotenow.com/asi
 OR
o Use any touch-tone telephone.               o Go to the website address listed             o Vote, sign and date your proxy
o Have your Proxy Form in hand.                 above.                                         card.
o Enter your Control Number          OR       o Have your Proxy Form in hand.        OR      o Detach the card from the Proxy
  located in the box below.                   o Enter your Control Number located              Form.
o Follow the simple recorded                    in the box below.                            o Return the card in the postage-paid
  instructions.                               o Follow the simple instructions.                envelope provided.

                                                                                             Your telephone or Internet vote
                                                                                             authorizes the named proxies to vote
                                                                                             your shares in the same manner as if
                                                                                             you marked, signed and returned the
                                                                                             proxy card. If you have submitted your
                                                                                             proxy by telephone or the Internet
                                                                                             there is no need for you to mail back
                                                                                             your proxy.



                                                                                                        CONTROL NUMBER FOR
                                                                                                    TELEPHONE OR INTERNET VOTING

    1-866-593-3363
CALL TOLL-FREE TO VOTE

    DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------

[ ]  PLEASE VOTE, DATE, SIGN,               [x]
     AND RETURN PROMPTLY IN       Votes must be indicated
     THE RETURN ENVELOPE.         (x) in Black or Blue ink.

1. Election of Director                                THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.  FOR AGAINST  ABSTAIN

   FOR         WITHHOLD
   ALL  [ ]    FOR ALL   [ ]   EXCEPTIONS  [ ]         2. Proposal to ratify the appointment of Deloitte       [ ]   [ ]      [ ]
                                                          Touche Tohmatsu as AsiaInfo's independent
                                                          auditors for fiscal year 2003.

   Nominee: 01-James Ding; 02-Alan D. Bickell and      3. Proposal to approve the AsiaInfo Holdings, Inc.      [ ]   [ ]      [ ]
   03-Steve Chang (INSTRUCTIONS: To withhold              2002 Stock Option Plan.
   authority to vote for any nominee, mark the
   "Exceptions" box and write the nominee's name in
   the space provided below.)

   * Exceptions -----------------------------------    The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION
                                                       IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion, provided that they will not vote in the election of directors for persons for whom authority to vote has been withheld.



                                                       S C A N   L I N E

                                                       PLEASE SIGN exactly as your name appears at left. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

                                                       Date             Share Owner sign here            Co-Owner sign here